                                                                    Exhibit 99.1

CONTACT:                                    -OR-     INVESTOR RELATIONS COUNSEL:
Donald Russell, Vice-Chairman                        Devin Sullivan
drussell@ceaworldwide.com                            (212) 836-9608
Robert Moreyra, Executive Vice President             dsullivan@equityny.com
rmoreyra@ceaworldwide.com                            Adam Prior
CEA Acquisition Corp.                                (212) 836-9606
(813) 318-9444                                       aprior@equityny.com

                              FOR IMMEDIATE RELEASE
                              ---------------------

             CEA ACQUISITION CORPORATION AND ETRIALS WORLDWIDE, INC.
             -------------------------------------------------------
                          AGREE TO BUSINESS COMBINATION
                          -----------------------------

TAMPA, FL AND MORRISVILLE, NC - AUGUST 22, 2005 - CEA ACQUISITION CORPORATION
(OTCBB: CEAC, CEACU, CEACW) ("CEAC"), a special purpose acquisition company, and privately held etrials Worldwide, Inc., a leading global provider of integrated software for the life sciences industry, announced today that they have entered into a definitive merger agreement pursuant to which etrials Worldwide, Inc.
("etrials") will become a wholly owned subsidiary of CEAC.

THE TRANSACTION
Under the terms of the merger agreement, the holders of outstanding etrials securities (including its Redeemable Convertible Preferred Stock) will receive, in exchange for such securities, an aggregate of approximately 7,400,000 shares of CEAC common stock and warrants to purchase an aggregate of 4,250,000 shares of CEAC common stock. The CEAC warrants, to be issued to etrials security holders, will be identical in form to the warrants sold by CEAC in its initial public offering pursuant to its Prospectus dated February 12, 2004 (the "IPO").
Post merger, etrials' security holders will own approximately 60.2 percent of the total issued and outstanding shares of common stock of CEAC and 34.6 percent of CEAC's outstanding warrants. Outstanding stock options granted by etrials to its employees, consultants and advisors will be converted into options to purchase CEAC common stock having equivalent value. Ten percent of the CEAC shares to be issued to etrials stockholders will be placed in escrow to secure
CEAC's indemnity rights under the merger agreement.

Certain stockholders, officers and directors of etrials and CEAC have agreed not to sell any of the CEAC shares they will receive until February 2007, subject to the release of portions of such shares from the restrictions upon the occurrence of specified events. These holders will own, in the aggregate, approximately 47 percent of the outstanding shares of CEAC after the merger.
Those persons and certain stockholders, officers and directors of CEAC have also entered into a voting agreement providing for them to vote for each other's designees for directors of CEAC through the election to be held in 2007. The
CEAC board will be increased to seven members, of whom four will be designees of the etrials group and three will be designees of the CEAC group.

ABOUT ETRIALS WORLDWIDE, INC.
etrials (which includes etrials Worldwide, Inc., and its wholly owned European subsidiary) is an eClinical software and professional services company. etrials is the first company in the industry to offer a fully integrated suite of
eClinical software, a new breed of technologies created specifically for drug development, including electronic data capture (EDC), electronic patient-reported outcomes (ePRO), interactive voice response (IVR) and analytics to support the entire clinical trial process, from collection and cleaning to the integration and review of data. etrials' expertise includes studies from
Phase I to post approval for pharmaceutical, biotechnology, medical device and contract research organizations.

etrials was established to address the increasing demand by its clients to adopt faster, more efficient eClinical technologies and move away from conventional, manual methods of conducting clinical trials. Adding to the demand has been the confluence of three fundamental trends: The impact of technology on the number of new drugs being discovered; the imperative by drug and medical device companies to shorten clinical trials through technology integration; and the need to reduce costs and increase efficiencies in drug research.

etrials is headquartered outside the Research Triangle Park in Morrisville,
North Carolina, with offices in New York and the United Kingdom, and field sales personnel in California, Pennsylvania, and Indiana. From inception, etrials has experienced "same client" growth in the number and size of clinical studies conducted using its technology. etrials' clients have conducted over 450 trials in 50 countries, involving more than 150,000 patients. etrials has experience in every major therapeutic area and has worked with the industry's top pharmaceutical and biotechnology companies.

etrials' web-based technology employs an open architecture, allowing other data and information management products to seamlessly integrate. At the core of the platform is a clinical data repository or data warehouse. This provides clients with a complete, integrated solution including data collection, aggregation, transformation and

analysis. etrials is also among very few firms that offers the ability to collect clinical data through a variety of methods, including:

     -  Web-based data capture
     -  Electronic patient-reported outcome technologies, including electronic patient diaries
     -  Interactive voice response
     -  Wireless and mobile data collection

UNAUDITED FINANCIAL INFORMATION
The etrials' unaudited financial information included in this press release was prepared as a private company in accordance with U.S. GAAP and may not be in compliance with SEC Regulation S-X.

For the first six months of 2005, etrials' revenue and net income were approximately $7.7 million and $290,000, respectively. Revenue for the fiscal years ended December 31, 2003 and 2004 was approximately $7.9 million and $12.7 million, respectively, and net income for the same periods was a loss of $2.9 million and income of approximately $160,000.

As of June 30, 2005, etrials' total assets were approximately $15.5 million, current assets were approximately $5.1 million, and working capital was approximately $1.3 million. Also as of June 30, 2005, etrials had approximately
$700,000 in short-term debt for borrowed funds.

The financial statements of etrials, based on U.S. GAAP, are summarized in this news release, and include the consolidated balance sheets as of December 31,
2002, 2003 and 2004, and the related consolidated statements of operations for the years then ended.

The audited and unaudited financial statements of CEAC can be found on the
Securities and Exchange Commission Web site (http://www.sec.gov) within CEAC's
10-KSB and 10-QSB filings for the relevant periods. As of June 30, 2005, CEAC had total and current assets of $21,331,675, principally comprised of cash, and no debt for borrowed funds.

THE ETRIALS MANAGEMENT TEAM
etrials is led by a management team of industry experts with significant experience in the electronic clinical trials industry. etrials' CEO, John K.
Cline, is a 25-year veteran of the life sciences industry. He previously held positions with MiniDoc, NeuralMed, Biomedical Homecare, Caremark International,
Hoffman Surgical Equipment Company and Organon Pharmaceuticals. Mr. Cline
received a B.A. degree from the University of Georgia. Mr. Cline will be appointed chairman of the board at the close of the merger.

etrials' CFO, James W. Clark, Jr., has over 30 years of accounting and financial experience and has served as CFO of both public and private companies, including: MiniDoc AB, a publicly held Swedish company; Clinicor, formerly a public CRO; and Bay Resources, a private Florida company, which he helped grow from $12 million in revenue to over $120 million. Mr. Clark began his career with Ernst & Young and received a B.A. degree from Butler University.

etrials' president and CEO of the European Division, Pascal King, is a clinical and healthcare industry leader with 15 years of experience. Mr. King joined etrials from Eclipse, a Dublin-based eCRO specializing in late-phase clinical trials and post-marketing studies, where he founded the company and worked as
CEO for three years. Prior to Eclipse, Mr. King held positions with BetaCure
Ltd., H. Lundbeck A/S and ICON plc. Mr. King holds a B.S.c. in Pharmacology and a Diploma in Marketing from the University College Dublin as well as a postgraduate Diploma in Management from Trinity College Dublin.

etrials also has several seasoned executives responsible for global sales and marketing, including Michael Harte, senior vice president of strategic accounts.
Mr. Harte has over 15 years of sales experience in the pharmaceutical and CRO industries. Prior to joining etrials, Mr. Harte was with Phoenix International and Omnicare. He received a M.B.A. degree from LaSalle University.

etrials' current Executive Chairman, Mr. Fred Nazem, is a leading entrepreneur and venture capitalist who has started, financed or guided many companies, including Cirrus Logic, Inc. (CRUS), Genetix Corporation, iQ NetSolutions, Inc.,
and Aliaswire, Inc. As a venture capitalist he helped to establish companies such as Universal Health Services, Inc. (UHS), Republic Health, Inc. (now Tenet
Healthcare Corporation (THC) and Apollo Computers (now Hewlett-Packard company's computer division). Mr. Nazem also served as chairman of Oxford Health Plans,

Inc. (OHP). Mr. Nazem holds a B.S. degree in Biochemistry, an M.S. degree in
Physical Chemistry, a M.B.A. degree from Columbia University and has done doctoral work in Nuclear Physics.

ABOUT CEA ACQUISITION CORPORATION
CEAC, based in Tampa, Florida, was incorporated in October 2003 to acquire an operating business in the entertainment, media or communications industry. CEAC consummated its initial public offering on February 12, 2004, receiving net proceeds of approximately $21.4 million through the sale of 4.025 million units of its securities at $6.00 per unit. Each unit was comprised of one share of
CEAC common stock and two redeemable and convertible common stock purchase warrants having an exercise price of $5.00. CEAC holds over $21.0 million of the net proceeds of that offering in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination.

Mr. J. Patrick Michaels, chairman of CEAC, commented, "We are extremely pleased that CEAC will be able to consummate an acquisition of a company of etrials'
high caliber. It has favorable gross margins, its revenues are increasing and its international and public company experienced management team has approached the business from a uniquely global perspective, executing on a strategy that we believe will continue to enhance shareholder value."

Mr. Robert Moreyra, executive vice president of CEAC, commented, "etrials represents the ideal merger candidate for CEAC. Originally venture capital-backed, etrials was later capitalized by experienced private equity groups, such as Newlight Associates and Nazem and Company. The management team is very experienced. They also completed and successfully integrated several acquisitions, and entered into strategic alliances and licensing agreements with such companies as SAS, the largest privately held software company in the world, and Quintiles Transnational Corp., one of the world's largest CROs. etrials has also engaged one of the Big Four accounting firms as its independent auditor."

Mr. Moreyra continued, "etrials experienced revenue growth of approximately 60 percent in 2004 over 2003, and approximately 45 percent in the six-month period ended June 30, 2005 over the similar 2004 period. We believe etrials is in the early stages of growth, that barriers to entry are high, with few new entrants over the last five years, and that a substantial opportunity exists for private to public company valuation arbitrage."

Mr. Donald Russell, vice-chairman of CEAC, added, "As an information technology company, etrials is positioned to partner with its clients as they transition from lengthy, inefficient, paper-based systems to fully integrated software applications, which span and support the entire clinical trial process. etrials has not only demonstrated substantial top line revenue growth, but also increased its gross profit margins in each sequential annual reporting period over the last three years. These figures compare quite favorably to etrials'
public peer group."

etrials' CEO, John Cline, stated, "On a post-transaction basis, we believe that this combination will significantly strengthen our financial position and provide us with added visibility in the marketplace, allowing us to compete for more significant clinical trials. The additional equity capital will also allow us to strengthen our international sales effort and expand our intellectual property portfolio, both internally and through acquisitions."

MERGER CONDITIONS
The closing of the acquisition is subject to customary closing conditions, including CEAC stockholder approval of the merger agreement. In addition, the closing is conditioned on holders of fewer than 20 percent of the shares of CEAC issued in the IPO voting against the business combination and electing to convert their CEAC shares into cash, as permitted by the CEAC certificate of incorporation. The CEAC initial stockholders and officers and directors, holding approximately 18 percent of CEAC's voting stock, have agreed to vote their shares on the merger in accordance with the vote of the majority of the non-affiliated CEAC stockholders. If approved by CEAC's stockholders, the transaction is expected to close before the end of 2005.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, about CEAC, etrials and their combined business after completion of the proposed merger. Forward- looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of CEAC's and etrials' management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: Business conditions in the U.S. and abroad;
changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation;
continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which etrials is engaged;

fluctuations in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in CEAC's filings with the Securities and Exchange Commission, including its report on Form 10-QSB for the period ended June 30, 2005. The information set forth herein should be read in light of such risks. Neither CEAC nor etrials assumes any obligation to update the information contained in this press release.

ADDITIONAL INFORMATION
CEAC stockholders are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Copies of filings by CEAC, which will contain information about
CEAC and etrials, will be available without charge, when filed, at the
Securities and Exchange Commission's internet site (http://www.sec.gov). And when filed will be available from CEAC, without charge, by directing a request to CEAC Acquisition Corporation, 101 East Kennedy Boulevard, Suite 3300, Tampa,
FL 33602.

                             ETRIALS WORLDWIDE, INC.
                         CONSOLIDATED BALANCE SHEETS (1)
                                 (in US Dollars)
                                   (Unaudited)



                                                          For the years ended                       For the six months ended
                                                          -------------------                       ------------------------
                                             12/31/2002         12/31/2003      12/31/2004        6/30/2005         6/30/2004
                                             ----------         ----------      ----------        ---------         ---------

Assets
     Cash and Cash Equivalents                  $  5,553      $ 1,529,822      $ 1,706,649       $ 1,775,411        $ 533,985
     Other Current Assets                        599,269        1,733,593        2,735,716         3,370,669        2,491,949
                                           ----------------- ---------------- ---------------- ----------------- ----------------
Total Current Assets                             604,822        3,263,415        4,442,365         5,146,080        3,025,934

Property and Equipment,
   Net of Depreciation                           490,724        1,011,118          777,645           934,068          909,386
Intangible Assets, Net of Amortization                 -        9,081,656        8,674,143         9,340,012        8,911,067
Other Assets                                       9,882           99,754          107,317           101,097          101,230
                                           ----------------- ---------------- ---------------- ----------------- ----------------
Total Assets                                 $ 1,105,428      $13,455,943      $14,001,470       $15,521,257      $12,947,617
                                           ================= ================ ================ ================= ================

Liabilities, Redeemable
Convertible Preferred Stock
and Stockholders' Equity
     Current Liabilities                     $ 5,924,185      $ 5,010,795      $ 3,499,728       $ 3,733,883      $ 4,467,583
     Long-Term Liabilities                             -           85,000           40,000           120,556           62,500
                                           ----------------- ---------------- ---------------- ----------------- ----------------
Total Liabilities                              5,924,185        5,095,795        3,539,728         3,854,439        4,530,083

Series A & B Redeemable Convertible
Preferred Stock                               13,973,112        9,854,365       12,494,445        13,029,750       10,544,379

Net Stockholders' Equity                     (18,791,869)      (1,494,217)      (2,032,703)       (1,362,932)      (2,126,845)
                                           ----------------- ---------------- ---------------- ----------------- ----------------
Total Liabilities, Redeemable
Convertible Preferred Stock
and Stockholders' Equity                     $ 1,105,428      $13,455,943      $14,001,470       $15,521,257      $12,947,617
                                           ================= ================ ================ ================= ================


(1) Consolidated Balance Sheet and Statements of Operations may not conform to
    SEC Regulation S-X. Financial information for the six month periods has not been reviewed by auditors and is subject to normal year-end adjustments for interim periods.

                             ETRIALS WORLDWIDE, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS(1)
                                 (in US Dollars)
                                   (Unaudited)



                                                        For the years ended                        For the six months ended
                                                        -------------------                        ------------------------
                                            12/31/2002         12/31/2003       12/31/2004        6/30/2005         6/30/2004
                                            ----------         ----------       ----------        ---------         ---------

Revenue                                     $ 4,601,615       $ 7,917,855      $12,766,306       $ 7,749,632      $ 5,197,369

Cost of Revenues                              3,542,027         3,822,404        5,024,184         2,828,280        2,027,373
                                          ----------------- ----------------- ---------------- ----------------- ----------------

Gross Profit                                  1,059,588         4,095,451        7,742,122         4,921,352        3,169,996

     Gross Profit Margin                           23.0%             51.7%            60.6%             63.5%            61.0%

Cost and Expenses:
     Sales and Marketing                      1,530,741         1,743,510        2,350,369         1,509,267        1,076,372
     General and Administrative               1,401,648         2,491,192        2,739,204         1,746,967        1,166,304
     Amortization and Intangible Assets         906,025           471,071          539,513           357,879          258,191
     Research and Development                   955,422         1,438,623        1,658,791         1,025,459          711,794
                                          ----------------- ----------------- ---------------- ----------------- ----------------
     Total Costs and Expenses                 4,793,836         6,144,396        7,287,877         4,639,572        3,212,661
                                          ----------------- ----------------- ---------------- ----------------- ----------------

Operating (Loss) Income                      (3,734,248)       (2,048,945)         454,245           281,780          (42,665)
Other (Expenses) Income                        (737,394)         (819,162)        (291,837)            8,907         (182,600)
                                          ----------------- ----------------- ---------------- ----------------- ----------------
Net (Loss) Income                          $ (4,471,642)      $(2,868,107)       $ 162,408         $ 290,687       $ (225,265)
                                          ================= ================= ================ ================= ================


(1) Consolidated Balance Sheet and Statements of Operations may not conform to
    SEC Regulation S-X. Financial information for the six month periods has not been reviewed by auditors and is subject to normal year-end adjustments for interim periods.